UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

John F. Ramirez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/15 - 12/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

2015	MIDAS FUND MIDAS MAGIC MIDAS PERPETUAL PORTFOLIO MIDAS FUNDS DECEMBER 31 ANNUAL REPORT

MIDAS
INVESTING

P H  I L O S O  P H Y

We believe that a quality investing approach can provide an important advantage in volatile markets.

We also believe that personal investment planning can be successful by following two simple rules.

•  Get started today with a regular monthly investment program.

•  Stick with your program through quality investing and a long term approach.

MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
(Ticker: MIDSX)	(Ticker: MISEX)	(Ticker: MPERX)

Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.

Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.

Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks.

LETTER TO SHAREHOLDERS

Super-investor Warren Buffett famously said in his 1992 letter to shareholders “We’ve long felt that the only value of stock forecasters is to make fortune tellers look good. … I continue to believe that short-term market forecasts are poison and should be kept locked up in a safe place, away from children and also from grown-ups who behave in the market like children.”[1] Investment information service Morningstar recently noted that “prognosticators and pundits” typically, and for 2016 generally, forecast the S&P 500 to rise about 10% and also noted that 10% is about the average annualized return for the market, and yet in any one calendar year a 10% increase is an “almost comically unlikely result.” In fact, it stated that in 114 calendar years from 1900 through 2014, the S&P 500 has produced total returns from 9% - 11% only 3 times. Interestingly, returns from 5% - 7% occurred 9 times, 31% - 33% 7 times, and (9)% - (7)% 6 times. In short, as Niels Bohr, the great physicist, said “Prediction is very difficult, especially if it’s about the future.”

Accordingly, in our view at Midas, plans to seek a future financial goal, such as a secure retirement or paying for college tuition, do not involve market forecasts or other prognostications but, rather, a commitment to a personal long term investment program. While no plan can eliminate the risk of permanent loss, we also believe any plan to reach these goals can be helped by following two basic rules: (1) get started today with a regular monthly investment program and (2) stick with your program through quality investing and a long term approach.

GET STARTED TODAY WITH REGULAR MONTHLY INVESTING

As with many plans, getting started on a financial plan is one of the hardest parts. Consider getting started on your plan by investing a small amount regularly each month – regular monthly investing can reduce the normal investor anxiety over investing in a rising or falling market or buying all of your shares at market highs. With Midas, you can get started with regular monthly investing with as little as $100 a month by signing up through the Midas Bank Transfer Plan. With the Transfer Plan, you decide now to invest a certain amount each month in the future for as long as you like and Midas will automatically transfer the money from your bank account for investment in your designated Midas account. Although this strategy cannot assure a profit or protect against loss in a declining market or eliminate the risk of permanent loss, we believe it can result in a lower average cost for your purchases. You should consider your ability to continue your purchases through periods of low price levels before undertaking such a strategy.

PLAN TO STAY WITH QUALITY OVER THE LONG TERM

At Midas, we think a long term investment plan is better with quality investing. By quality investing, we mean seeking investments in established companies with track records of success that could be positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses. Seeking quality in this manner can sustain an investor’s focus on long term results.

That’s why Midas Magic seeks to include in its portfolio some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features. Midas Perpetual Portfolio seeks portfolio strength through investments in precious metals, stocks of large growth companies and “hard asset” companies, and Swiss bonds.

1 Mr. Buffett’s company, Berkshire Hathaway Inc., is one Midas Magic’s top holdings, and has been a great contributor to the Fund’s performance over the years.

1 MIDAS ANNUAL REPORT 2015

OPENING AN ACCOUNT WITH MIDAS IS EASY AND CONVENIENT

It’s easy to open a Midas account, and you can do it online at any time. Just visit MidasFunds.com and click “Open an Account” at the top menu. Whether to establish a regular individual or joint account, a Traditional or Roth IRA for your retirement planning, or to create a Coverdell Education Savings Account for your child, just follow the step-by-step instructions to open a new account and start investing with Midas today. Once you’ve opened your account, you’ll have access to THE MIDAS TOUCH® at MidasFunds.com for free, 24-hour access to your Midas account and free electronic delivery of your Midas account statements, shareholder reports,

“Midas Fund seeks resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features.”
prospectuses, and other updates. If you have any questions about the Midas Family of Funds or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432).

Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill

President

MIDAS ANNUAL REPORT 2015 2

MIDAS FUND
Portfolio Commentary

Midas Fund invests in gold, silver, platinum, and other natural resources companies in seeking its investment objectives of primarily capital appreciation and protection against inflation and, secondarily, current income. We are pleased to submit this 2015 Annual Report and to welcome new shareholders attracted to its investment objectives and policies who have invested in the Fund directly or through one of the many brokerage firms making the Fund available to its customers.

GOLD PRICES, FINANCIAL MARKETS, AND RETURNS

The annual average gold price fell for the third consecutive year in 2015, by approximately 8% to $1,159 per ounce (all prices are based on the London pm fix), from $1,266 in 2014, and $1,411 in 2013, as compared to $1,669 in 2012. After reaching a high of $1,295, the price fell to a low during the year of $1,049, before recovering to end 2015 at $1,060, and has since strengthened to in excess of $1,100. For much of the year, inflation remained muted, and over the 12 months through November 2015, the Consumer Price Index for All Urban Consumers was up only 0.5% before seasonal adjustment. Likewise, on an unadjusted basis, the Producer Price Index for final demand actually declined 1.1% for the 12 months ended in November, the tenth straight 12 month decline.

Gold stocks (as measured by the NYSE Gold Bugs Index) likewise declined 32.22%, and Midas Fund’s 2015 return was (28.28)%. In 2015, the Fund’s net investment loss, net realized loss on investments, and unrealized depreciation on investments were, respectively, $281,863, $1,035,150, and $2,643,871, which contributed significantly to the Fund’s net asset value return. Losses were realized to reduce the Fund’s holding of Newmont Mining Corporation and to eliminate Freeport-McMoRan Inc. and Kinross Gold Corporation from the portfolio. Since the beginning of the year, unrealized appreciation was gained by the Fund’s holding of Detour Gold Corp. and Agnico Eagle Mines Limited, although exceeded by unrealized depreciation in prices for its shares of Platinum Group Metals Ltd., Rio Tinto plc ADRs, and others.

We believe our patient focus on quality and long term investing could be rewarded in the long term, and expect the valuations of mining companies to come back in balance with metal prices. Midas expects to continue emphasizing natural resource companies offering financial strength, expanding production profiles, increasing cash flow, promising exploration potential, and/or other special growth features. With a portfolio of what we generally believe to be strong companies at attractive valuations, we are positioned to take a long term view to seek capital appreciation. A future recovery and outperformance by gold stocks relative to general equities might be in the offing as we note increasing investor complacency regarding past low levels of inflation, notwithstanding extreme monetary policies covering most of the world’s economies and inconceivable fiscal imbalances in both developing and developed countries.

CONTACT US FOR INFORMATION AND SERVICES

Since the Fund’s strategies reflect longer term wealth building goals, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Bank Transfer Plan. For information, simply visit www.MidasFunds.com or give us a call toll free at 1-800-400-MIDAS (6432).

1	Randgold Resources Limited ADR	6	Alamos Gold Inc.
2	Agnico Eagle Mines Limited	7	Eldorado Gold Corp. Ltd.
3	Detour Gold Corp.	8	Goldcorp Inc.
4	Newmont Mining Corporation	9	BHP Billiton Limited
5	Rio Tinto plc ADR	10	OceanaGold Corporation

Top Ten Holdings comprise approximately 70% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

3 MIDAS ANNUAL REPORT 2015

MIDAS MAGIC
Portfolio Commentary

We are pleased to submit this 2015 Annual Report for Midas Magic and to welcome our new shareholders who are attracted to the Fund’s focused approach to quality companies. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., stocks, bonds, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage.

ECONOMIC AND MARKET REPORT

At the December 2015 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the staff’s review of the economic situation suggested that real gross domestic product (GDP) was “was increasing at a moderate pace.” The staff viewed labor market conditions as having improved in recent months, citing an unemployment rate of 5.0% in October and November. Interestingly, compensation per hour in the business sector was noted as strong, while the employment cost index rose moderately, and average hourly earnings for all employees improved. Estimating the change in real U.S. GDP 2015 at approximately 2.0 – 2.2%, the Fed’s board members and bank presidents recently projected a 2016 change in a range of 2.0 – 2.7%, and 1.8 – 2.5% for 2017. In summary, recent broad economic data appears moderately positive, although we would caution investors to expect market volatility over the course of 2016.

INVESTMENT STRATEGY AND RETURNS

In this economic environment, the Fund sought to continue its disciplined strategy of investing in primarily large, global companies. In 2015, the Fund’s net investment loss, net realized gain on investments, and unrealized depreciation on investments were, respectively, $256,854, $3,891,286, and $4,116,930, which contributed significantly to the Fund’s net asset value return of (3.56)%, including the reinvestment of dividends. Profitable sales in part of the Fund’s holdings of shares of MasterCard Incorporated in the credit services sector and Berkshire Hathaway, Inc. Class B in the financial services sector were made and losses were taken on Coach, Inc. in the luxury retail sector and Apollo Global Management, LLC in the asset management sector which, with other profits and losses realized, resulted in net realized gains on investments. During the year, the Fund’s holding of Alphabet Inc. Class A (formerly Google Inc.) in the technology sector provided the most unrealized appreciation and the Berkshire Hathaway, Inc. Class B holding provided the most unrealized depreciation. For comparison, in the same period, the S&P 500 Index total return was 1.36%. The index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment.

At December 31, 2015, the Fund’s portfolio included over 30 securities of different issuers, with the top ten amounting to approximately 60% of total assets. At that time, the Fund’s investments totaled approximately $14.6 million, reflecting the use of about $1.4 million of leverage on net assets of about $13.2 million. Of course, these holdings and allocations are subject to change at any time.

OUTLOOK FOR OPPORTUNITIES IN 2016

We anticipate gradual improvement in broad global economic data and believe that investor and consumer sentiment has turned overly negative due to geopolitical and similar influences, providing a potentially rewarding investment environment, although subject to greater market volatility. Indeed, in our view, some securities – of higher quality companies – appear to currently offer excellent value.

1	MasterCard Incorporated	6	Daimler AG
2	Alphabet Inc. Class A	7	Cisco Systems, Inc.
3	Berkshire Hathaway, Inc. Class B	8	Philip Morris International, Inc.
4	Johnson & Johnson	9	Express Scripts Holding Company
5	JPMorgan Chase & Co.	10	Laboratory Corporation of America

Top Ten Holdings comprise approximately 60% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

MIDAS ANNUAL REPORT 2015 4

MIDAS PERPETUAL PORTFOLIO
Portfolio Commentary

Midas Perpetual Portfolio’s investment objective is to preserve and increase the purchasing power value of its shares over the long term. The Fund uses a core “asset allocation” strategy to seek its investment objective. The Fund’s asset allocations and target percentage ranges are gold (10-30%); silver (0-20%); Swiss franc assets (10-30%); hard asset securities (15-35%); and large capitalization growth stocks (15-35%). We are delighted to submit this 2015 Annual Report and to welcome our new shareholders who find the Fund’s objective and strategy attractive.

ECONOMIC AND MARKET REPORT

According to the World Bank, global growth decelerated to 2.4% in 2015 from 2.6% in 2014, in part due to lower commodity prices and subdued global trade. Nevertheless, the bank projects growth to strengthen to 2.9% in 2016 and 3.1% in 2017-18, assuming, among other things, a stabilization of commodity prices. Risks to the world economy recently identified by the World Bank include a “disorderly” slowdown in major emerging market economies, financial market turmoil, and heightened geopolitical tensions. In summary, recent broad economic data appears moderately positive, but the continuing strength of the U.S. dollar may have a dampening impact on U.S. GDP growth, and we would caution investors to expect market volatility over the course of 2016.

INVESTMENT DISCIPLINE; FLEXIBLE STRATEGIES

Through this challenging period, Midas Perpetual Portfolio sought to adhere to its core strategy and, at December 31, 2015, its approximate portfolio asset allocation percentages were gold (27%), silver (7%), Swiss franc assets (31%), hard asset securities (17%), and large capitalization growth stocks (23%), with leverage and other net assets, 5%. In 2015, the Fund’s net investment loss, net realized loss on investments, and unrealized depreciation on investments were, respectively, $100,727, $28,326, and $670,691, which contributed significantly to the Fund’s net asset value return of (15.23)%, including the reinvestment of dividends. Profitable sales during the year were made in large capitalization growth companies UnitedHealth Group Incorporated in the healthcare sector and Novartis International AG in the pharmaceuticals sector and losses were taken in hard asset companies Anglo

American plc and First Quantum Minerals Ltd. in the basic materials sector which, with other profits and losses realized, resulted in net realized loss on investments. Since the beginning of the year, the Fund’s holding of hard asset Syngenta AG (a global leader in crop-protection products) provided the most unrealized appreciation and gold (held in the form of SPDR Gold Trust shares) the most unrealized depreciation. For comparison, in the same period, the S&P 500 Index total return was 1.36%. The index is unmanaged and does not reflect fees and expenses, nor is it available for direct investment.

Midas Perpetual Portfolio paid a distribution of $0.019 per share on December 30, 2015 to shareholders of record as of December 29, 2015. Based on the Fund’s results and estimates for the year, the distribution was 100% from long term capital gains. The Fund’s distributions do not represent yield or investment return, and the amounts and sources of distributions reported above are only estimates and may be subject to changes based on tax regulations.

CONTACT US FOR INFORMATION AND SERVICES

Midas Perpetual Portfolio’s long term investment objective and asset allocation strategy makes it attractive for investment through our Traditional and Roth IRAs, Health Savings Accounts, and also our Education Savings Accounts. For information, simply give us a call toll free at 1-800-400-MIDAS (6432) and we will be delighted to provide such information to you, a friend, or a relative, or access the information and open your account online at www.MidasFunds.com.

1	SPDR Gold Trust	6	Syngenta AG ADR
2	Switzerland Government, 2.50% Notes, due 3/12/16	7	Wal-Mart Stores, Inc.
3	Switzerland Government, 3.00% Notes, due 1/8/18	8	Twenty-First Century Fox, Inc. Class A
4	iShares Silver Trust	9	Volkswagen AG AGR
5	Merck & Co., Inc.	10	Nucor Corp.

Top Ten Holdings comprise approximately 87% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

5 MIDAS ANNUAL REPORT 2015

PERFORMANCE GRAPHS/TOTAL RETURNS
	Portfolio Commentary	December 31, 2015 (Unaudited)

*	The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

RESULTS OF $10,000 INVESTMENT

JANUARY 1, 2006 THROUGH DECEMBER 31, 2015

The performance graphs show returns of an initial investment of $10,000 in Midas Fund, Midas Magic, and Midas Perpetual Portfolio from 1/1/06 to 12/31/15. Midas Fund is compared to the S&P 500 Index (“S&P 500”) and the Morningstar Category of Equity Precious Metals funds, an index of 74 funds, 51 of which which have been in existence since 1/1/06. Midas Magic is compared to the S&P 500 and the Russell 2000 Index (“Russell 2000”). The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Midas Perpetual Portfolio is compared to the S&P 500 and the Lipper Mixed-Asset Target Allocation Moderate Index (“LMTAMI”). Results in each case reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, and the Russell 2000, are unmanaged and fully invested in common stocks. The LMTAMI is an equally weighted average of the managed mixed-asset target allocation moderate funds tracked by Lipper which reflects certain of the market sectors in which the Fund may invest. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Prior to December 29, 2008, Midas Perpetual Portfolio (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities. On December 29, 2008, the Fund began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies. The performance included in the table and chart below for the periods commencing on or after January 1, 2006 reflects the Fund’s performance as a money market fund up to December 28, 2008 and thereafter as a fluctuating net asset value fund. The performance information shown also reflects the fees and expenses of the Fund as a money market fund.

Results of $10,000 Investment January 1, 2006 Through December 31, 2015
	Value as of 12/31/15	% Aggregate Total Return*†	% Avg. Annual Return*†

Midas Fund	$ 2,570	(74.30)%	(12.70)%

Midas Magic	$17,123	71.23%	5.53%

Midas Perpetual Portfolio	$11,223	12.23%	1.16%

Equity Precious Metals	$ 6,256	(37.44)%	(4.58)%

Russell 2000	$19,310	93.10%	6.80%

LMTAMI	$16,079	60.79%	4.86%

S&P 500	$20,237	102.37%	7.30%

Average Annual Total Return for the Periods Ended December 31, 2015*
	1 Year	5 Years	10 Years

Midas Fund	(28.28)%	(33.78)%	(12.70)%

Midas Magic	(3.56)%	11.46%	5.53%

Midas Perpetual Portfolio	(15.23)%	(4.95)%	1.16%

† For the 10 year period ended December 31, 2015.

MIDAS ANNUAL REPORT 2015 6

ALLOCATION OF PORTFOLIO HOLDINGS*
	Portfolio Commentary	December 31, 2015 (Unaudited)

MIDAS FUND

Major Precious Metals Producers (48.63%)

Intermediate Precious Metals Producers (26.95%)

Other Natural Resources Companies (17.35%)

Junior Precious Metals Producers (7.36%)

Exploration and Project Development Companies (4.37%)

MIDAS MAGIC

Cigarettes (2.67%)

Computer & Office Equipment (2.09%)

Computer Communications Equipment (4.13%)

Fire, Marine & Casualty Insurance (12.55%)

Information Retrieval Services (10.66%)

Investment Advice (3.14%)

Leather & Leather Products (2.03%)

Motor Vehicles & Passenger Car Bodies (6.36%)

National Commercial Banks (10.02%)

Other (16.08%)**

Pharmaceutical Preparations (9.57%)

Railroad Equipment (2.04%)

Retail - Drug Stores and Proprietary Stores (2.66%)

Services - Advertising Agencies (2.06%)

Services - Business Services (11.11%)

Services - Medical Laboratories (2.63%)

Sporting Goods Stores (2.02%)

Textile Goods (2.05%)

Transportation Equipment (2.62%)

Wholesale-Drugs Proprietaries & Druggists’ Sundries (2.30%)
Wholesale-Electronic Parts & Equipment (2.28%)
MIDAS PERPETUAL PORTFOLIO
Gold (26.83%) Silver (7.41%) Swiss Franc Assets (30.58%) Hard Asset Securities (16.98%) Large Capitalization Growth Stocks (22.70%)

* Each Fund’s allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.

**Allocations less than 2% are combined into “Other.”

7 MIDAS ANNUAL REPORT 2015

ABOUT YOUR FUND’S EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and 12b-1 service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period (from July 1, 2015 to December 31, 2015).

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses for each Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of your shares is less than $500 and will redeem shares automatically in your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or small account fees. Therefore, the line labeled “hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period July 1-December 31, 2015 (a)	Annualized Expense Ratio
MIDAS FUND
Actual	$ 1,000.00	$ 858.59	$ 17.31	4.00%

Hypothetical (b)	$ 1,000.00	$ 1,005.04	$ 20.22	4.00%
MIDAS MAGIC
Actual	$ 1,000.00	$ 964.28	$ 19.41	3.92%

Hypothetical (b)	$ 1,000.00	$ 1,005.44	$ 19.81	3.92%
MIDAS PERPETUAL PORTFOLIO
Actual	$ 1,000.00	$ 848.24	$ 17.14	3.68%

Hypothetical (b)	$ 1,000.00	$ 1,006.65	$ 18.61	3.68%

(a)  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b)  Assumes 5% total return before expenses.

MIDAS ANNUAL REPORT 2015 8

Schedule of Portfolio Investments
MIDAS FUND
	Financial Statements	December 31, 2015

Common Stocks (104.66%)
Shares		Value

Major Precious Metals Producers (48.63%)

35,000	Agnico Eagle Mines Limited	$919,800
55,000	AngloGold Ashanti Ltd. ADR (a) (b)	390,500
45,000	Compania de Minas Buenaventura S.A.A. (b)	192,600
55,000	Goldcorp Inc. (a)	635,800
45,000	Newmont Mining Corporation (a)	809,550
15,000	Randgold Resources Limited ADR (a)	928,950
27,500	Rio Tinto plc ADR (a)	800,800
115,000	Yamana Gold Inc.	213,900

		4,891,900

Intermediate Precious Metals Producers (26.95%)

200,000	B2Gold Corp. (b)	204,000
85,000	Detour Gold Corp. (a) (b)	881,758
225,000	Eldorado Gold Corp. Ltd. (a)	668,250
125,000	New Gold Inc. (b)	290,000
241,000	OceanaGold Corporation	458,023
1,145,001	Resolute Mining Ltd. (a) (b)	208,261

		2,710,292

Junior Precious Metals Producers (7.36%)

225,000	Alamos Gold Inc. (a)	740,250

Exploration and Project Development Companies (4.37%)

171,524	Ivanhoe Mines Ltd. Class A (b) (c)	60,256
16,971	Ivanhoe Mines Ltd. Class B (b) (c)	5,962
500,000	Northern Dynasty Minerals Ltd. (a) (b)	153,600
1,500,000	Platinum Group Metals Ltd. (a) (b)	220,200

		440,018

Other Natural Resources Companies (17.35%)

43,970	AuRico Metals Inc. (b)	18,992
19,000	BHP Billiton Limited (a)	489,440
2,800	Compass Minerals International, Inc.	210,756
10,000	Franco-Nevada Corp.	457,500
8,000	Minerals Technologies Inc.	366,880
17,500	Osisko Gold Royalties Ltd.	172,216
7,600	South32 Limited (b)	28,994

		1,744,778

Total common stocks (Cost $34,279,465)		10,527,238

See Notes to Financial Statements.
9 MIDAS ANNUAL REPORT 2015

MIDAS FUND	Schedule of Portfolio Investments
	Financial Statements	continued

Shares	Value

Money Market Fund (0%)

408 SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $408)	$408

Total investments (Cost $34,279,873) (104.66%)	10,527,646

Liabilities in excess of other assets (-4.66%)	(469,181)

Net assets (100.00%)	$10,058,465

(a)

All or a portion of these securities are held with the Fund’s custodian in a separate account as pledged collateral pursuant to the Committed Facility Agreement. As of December 31, 2015, the value of pledged collateral securities was $6,630,359 and there were no securities on loan under the Lending Agreement.

(b)	Non-income producing.

(c)	Illiquid and/or restricted security that has been fair valued.

ADR	means “American Depositary Receipt.”

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2015 10

MIDAS MAGIC	Schedule of Portfolio Investments
	Financial Statements	December 31, 2015

Common Stocks (111.07%)
Shares		Value

Cigarettes (2.67%)

4,000	Philip Morris International, Inc. (a)	$351,640

Computer Communications Equipment (4.13%)

20,000	Cisco Systems, Inc. (a)	543,100

Computer and Computer Software Stores (1.65%)

7,750	GameStop Corp.	217,310

Computer & Office Equipment (2.09%)

2,000	International Business Machines Corporation (a)	275,240

Electronic Computers (1.92%)

2,400	Apple Inc.	252,624

Fire, Marine & Casualty Insurance (12.55%)

10,000	Berkshire Hathaway, Inc. Class B (a) (b)	1,320,400

6,000	W.R. Berkley Corporation	328,500

		1,648,900
Information Retrieval Services (10.66%)

1,800	Alphabet Inc. Class A (a) (b)	1,400,418

Investment Advice (3.14%)

1,800	Ameriprise Financial, Inc.	191,556

6,000	Franklin Resources, Inc. (a)	220,920

		412,476

Leather & Leather Products (2.03%)

6,650	Michael Kors Holdings Limited (b)	266,399

Miscellaneous Homefurnishings Stores (1.84%)

5,000	Bed Bath & Beyond Inc. (b)	241,250

Motor Vehicles & Passenger Car Bodies (6.36%)

10,000	Daimler AG	836,500

National Commercial Banks (10.02%)

15,000	JPMorgan Chase & Co. (a)	990,450

6,000	Wells Fargo & Company (a)	326,160

		1,316,610

See Notes to Financial Statements.
11 MIDAS ANNUAL REPORT 2015

MIDAS MAGIC	Schedule of Portfolio Investments
	Financial Statements	continued

Shares		Value
Office Furniture (1.22%)

16,464	Kimball International Inc. Class B	$160,853

Petroleum Refining (1.78%)

3,000	Exxon Mobil Corp. (a)	233,850

Pharmaceutical Preparations (9.57%)

11,000	Johnson & Johnson (a)	1,129,920
3,000	Sanofi ADR	127,950

		1,257,870

Printed Circuit Boards (1.41%)

16,875	Kimball Electronics, Inc. (b)	185,456

Railroad Equipment (2.04%)

8,200	The Greenbrier Companies, Inc.	267,484

Real Estate (0.92%)

10,000	NorthStar Asset Management Group Inc.	121,400

Real Estate Investment Trusts (1.99%)

8,000	Tanger Factory Outlet Centers, Inc. (a)	261,600

Retail - Drug Stores and Proprietary Stores (2.66%)

4,000	Express Scripts Holding Company (a) (b)	349,640

Retail - Family Clothing Stores (1.46%)

7,750	The GAP, Inc. (a)	191,425

Retail - Miscellaneous Shopping Goods Stores (1.89%)

8,200	Hibbett Sports, Inc. (b)	247,968

Services - Advertising Agencies (2.06%)

3,575	Omnicom Group Inc.	270,485

Services - Business Services (11.11%)

15,000	MasterCard Incorporated	1,460,400

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2015 12

MIDAS MAGIC	Schedule of Portfolio Investments
	Financial Statements	continued

Shares		Value
Services - Medical Laboratories (2.63%)

2,800	Laboratory Corporation of America Holdings (a) (b)	$346,192

Sporting Goods Stores (2.02%)

7,500	Dick’s Sporting Goods, Inc.	265,125

Textile Goods (2.05%)

39,400	Iconix Brand Group, Inc. (b)	269,102

Transportation Equipment (2.62%)

4,000	Polaris Industries Inc.	343,800

Wholesale - Drugs Proprietaries & Druggists’ Sundries (2.30%)

1,530	McKeeson Corporation	301,762

Wholesale - Electronic Parts & Equipment (2.28%)

7,000	Avnet, Inc. (a)	299,880

Total common stocks (Cost $10,394,993)		14,596,759

Money Market Fund (0.01%)

825	SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $825)	825

Total investments (Cost $10,395,818) (111.08%)		14,597,584

Liabilities in excess of other assets (-11.08%)		(1,455,812)

Net assets (100.00%)		$13,141,772

(a)  All or a portion of these securities are held with the Fund’s custodian in a separate account as pledged collateral pursuant to the Committed Facility Agreement. As of December 31, 2015, the value of pledged collateral securities was $8,240,835 and there were no securities on loan under the Lending Agreement.

(b)  Non-income producing.

ADR means “American Depositary Receipt.”

See Notes to Financial Statements.
13 MIDAS ANNUAL REPORT 2015

MIDAS PERPETUAL PORTFOLIO	Schedule of Portfolio Investments
	Financial Statements	December 31, 2015

Shares		Value

Gold (26.83%)

11,600	SPDR Gold Trust (a) (b) (Cost $1,226,058)	$1,176,936

Silver (7.41%)

24,643	iShares Silver Trust (a) (b) (Cost $302,396)	325,041

Swiss Franc Assets (30.58%) (c)

907,000	Switzerland Government 2.50% Notes, due 3/12/16	911,410
400,000	Switzerland Government 3.00% Notes, due 1/8/18	430,267

Total Swiss franc assets (Cost $1,364,010)		1,341,677

Hard Asset Securities (16.98%)

Agricultural Chemicals (4.81%)

2,678	Syngenta AG ADR (a)	210,839

Metal Mining (2.55%)

1,800	BHP Billiton Limited (a)	46,368
2,249	Rio Tinto plc ADR	65,491

		111,859

Mining & Quarrying of Nonmetallic Minerals (3.06%)

1,100	Compass Minerals International, Inc.	82,797
2,694	Sociedad Quimica Y Minera De Chile S.A.	51,213

		134,010

Other Natural Resources Companies (0.06%)

720	South32 Limited (b)	2,747

Petroleum Refining (1.78%)

1,000	Exxon Mobil Corp.	77,950

Real Estate Investment Trusts (1.49%)

2,000	Tanger Factory Outlet Centers, Inc.	65,400

Steel Works, Blast Furnaces & Rolling Mills (3.23%)

3,519	Nucor Corp. (a)	141,816

Total hard asset securities (Cost $1,049,684)		744,621

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2015 14

MIDAS PERPETUAL PORTFOLIO	Schedule of Portfolio Investments
	Financial Statements	concluded

Shares		Value

Large Capitalization Growth Stocks (22.70%)

Cable & Other Pay Television Services (4.58%)

7,400	Twenty-First Century Fox, Inc. Class A	$ 200,984

Cigarettes (2.00%)

1,000	Philip Morris International, Inc.	87,910

Finance Services (1.59%)

1,000	American Express Company (a)	69,550

Motor Vehicles & Passenger Car Bodies (3.53%)

5,000	Volkswagen AG ADR	154,875

Pharmaceutical Preparations (6.39%)

4,500	Merck & Co., Inc.	237,690
1,000	Sanofi ADR	42,650

		280,340

Retail - Variety Stores (4.61%)

3,300	Wal-Mart Stores, Inc. (a)	202,290

Total large capitalization growth stocks (Cost $1,169,983)		995,949

Money Market Fund (0%)

71	SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $71)	71

Total investments (Cost $5,112,202) (104.50%)		4,584,295

Liabilities in excess of other assets (-4.50%)		(197,502)

Net assets (100.00%)		$4,386,793

(a)  All or a portion of these securities are held with the Fund’s custodian in a separate account as pledged collateral pursuant to the Committed Facility Agreement. As of December 31, 2015, the value of pledged collateral securities was $2,010,504 and there were no securities on loan under the Lending Agreement.

(b)  Non-income producing.

(c)  Principal amount denominated in Swiss francs.

ADR means “American Depositary Receipt.”

See Notes to Financial Statements.
15 MIDAS ANNUAL REPORT 2015

STATEMENTS OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2015	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Assets
Investments, at cost	$34,279,873	$10,395,818	$5,112,202

Investments, at value	$10,527,646	$14,597,584	$4,584,295
Cash	-	343	200
Receivables
Dividends	1,895	16,786	6,447
Fund shares sold	500	-	1,304
Interest	-	-	19,460
Foreign withholding taxes reclaimed	-	3,027	64,746
Other assets	26,538	9,576	7,807

Total assets	10,556,579	14,627,316	4,684,259

Liabilities
Bank credit facility borrowing	387,355	1,386,388	246,113
Payables
Accrued expenses	84,383	60,304	45,410
Investment management fees	8,923	11,041	1,893
Administrative services	5,303	6,956	2,253
Distribution fees	2,231	11,405	947
Fund shares redeemed	9,919	9,450	850

Total liabilities	498,114	1,485,544	297,466

Net assets	$10,058,465	$13,141,772	$4,386,793

Shares outstanding, $0.01 par value	14,079,594	725,957	5,333,693

Net asset value, offering, and redemption price per share	$0.71	$18.10	$0.82

Net assets consist of
Paid in capital	$78,544,739	$6,276,337	$4,991,105
Undistributed net investment loss	(66,218)	-	-
Accumulated net realized gain (loss) on investments and foreign currencies	(44,667,829)	2,663,716	(71,520)
Net unrealized appreciation (depreciation) on investments and foreign currencies	(23,752,227)	4,201,719	(532,792)

	$10,058,465	$13,141,772	$4,386,793

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2015 16

STATEMENTS OF OPERATIONS
Financial Statements

For the Year Ended December 31, 2015	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Investment income
Dividends	$243,281	$306,326	$84,877
Foreign tax withholding	(8,590)	(1,965)	(4,158)
Interest	-	-	11,701

Total investment income	234,691	304,361	92,420

Expenses
Transfer agent	138,880	55,260	26,820
Investment management	129,148	137,755	26,268
Administrative services	77,365	86,835	31,785
Distribution	32,287	143,148	13,134
Auditing	30,810	25,550	21,900
Shareholder communications	28,815	12,656	3,820
Bookkeeping and pricing	27,735	24,805	25,205
Registration	18,400	23,210	20,469
Trustees	13,398	16,421	10,235
Insurance	6,544	5,475	2,190
Legal	5,850	7,300	440
Custodian	5,685	6,150	4,795
Other	996	926	168
Interest on bank credit facility	641	15,724	5,918

Total expenses	516,554	561,215	193,147

Net investment loss	(281,863)	(256,854)	(100,727)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(1,035,052)	3,898,458	(25,302)
Foreign currencies	(98)	(7,172)	(3,024)
Unrealized appreciation (depreciation) on
Investments	(2,643,901)	(4,116,882)	(673,036)
Translation of assets and liabilities in foreign currencies	30	(48)	2,345

Net realized and unrealized loss	(3,679,021)	(225,644)	(699,017)

Net decrease in net assets resulting from operations	$(3,960,884)	$ (482,498)	$(799,744)

See Notes to Financial Statements.
17 MIDAS ANNUAL REPORT 2015

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

For the Years Ended December 31, 2015 and 2014	MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO

	2015	2014	2015	2014	2015	2014
Operations
Net investment loss	$(281,863)	$(345,934)	$(256,854)	$(320,915)	$(100,727)	$(82,944)
Net realized gain (loss)	(1,035,150)	(8,586,788)	3,891,286	2,073,458	(28,326)	79,582
Unrealized appreciation (depreciation)	(2,643,871)	3,386,817	(4,116,930)	(1,494,234)	(670,691)	(366,157)

Net increase (decrease) in net assets resulting from operations	(3,960,884)	(5,545,905)	(482,498)	258,309	(799,744)	(369,519)

Distributions to shareholders
Net realized gains	-	-	(2,500,792)	(1,091,216)	(101,454)	(98,972)

Total distributions	-	-	(2,500,792)	(1,091,216)	(101,454)	(98,972)

Capital share transactions
Change in net assets resulting from capital share transactions (see Note A below)	(244,079)	(1,012,448)	939,260	(719,699)	(680,540)	(1,281,789)
Redemption fees	3,063	3,804	-	501	-	369

Increase (decrease) in net assets resulting from capital share transactions	(241,016)	(1,008,644)	939,260	(719,198)	(680,540)	(1,281,420)

Total change in net assets	(4,201,900)	(6,554,549)	(2,044,030)	(1,552,105)	(1,581,738)	(1,749,911)

Net assets
Beginning of period	14,260,365	20,814,914	15,185,802	16,737,907	5,968,531	7,718,442

End of period (see Note B below)	$10,058,465	$14,260,365	$13,141,772	$15,185,802	$4,386,793	$5,968,531

Note A: Capital share transactions were as follows:
Value
Shares sold	$1,941,964	$2,726,026	$575,471	$551,136	$185,982	$280,352
Shares issued on reinvestment of distributions	-	-	2,373,532	1,042,609	100,617	98,276
Shares redeemed	(2,186,043)	(3,738,474)	(2,009,743)	(2,313,444)	(967,139)	(1,660,417)

Net increase (decrease)	$(244,079)	$(1,012,448)	$939,260	$(719,699)	$(680,540)	$(1,281,789)

Number
Shares sold	2,145,573	1,952,734	24,712	23,010	194,480	262,124
Shares issued on reinvestment of distributions	-	-	129,772	44,670	121,225	98,276
Shares redeemed	(2,413,401)	(2,657,729)	(87,425)	(96,771)	(1,003,010)	(1,541,479)

Net decrease	(267,828)	(704,995)	67,059	(29,091)	(687,305)	(1,181,079)

Note B: Undistributed net investment income (loss) in net assets at end of period	$(66,218)	$(134,095)	$-	$3,200	$-	$-

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2015 18

STATEMENTS OF CASH FLOWS
Financial Statements

For the Year Ended December 31, 2015	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(3,960,884)	$(482,498)	$ (799,744)
Adjustments to reconcile decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	1,305,886	8,201,017	2,211,594
Purchase of long term investments	(2,478,499)	(5,813,990)	(533,889)
Unrealized (appreciation) depreciation of investments and foreign currencies	2,643,869	4,116,930	670,691
Net realized loss (gain) on sales of investments and foreign currencies	1,035,150	(3,891,286)	28,326
Net purchases of short term investments	1,340,327	(7,994)	(2,826)
Amortization of premium of investment securities	-	-	24,377
Decrease in dividends receivable	3,295	1,074	(463)
Decrease in interest receivable	-	-	1,023
Increase in foreign withholding taxes reclaimed	-	(3,075)	(12,338)
Decrease in other assets	2,027	564	350
(Decrease) increase in accrued expenses	(14,925)	(3,842)	(8,847)
Decrease in investment management fees payable	(3,359)	(1,561)	(699)
Increase (decrease) in administrative services payable	(5,124)	(4,415)	(1,917)
Decrease in distribution fees payable	(839)	(1,785)	(349)

Net cash provided by (used in) operating activities	(133,076)	2,109,139	1,575,289

Cash flows from financing activities
Bank credit facility borrowing (repayment), net	387,355	(308,695)	(787,062)
Net shares redeemed	(254,279)	(1,672,841)	(787,190)
Cash distributions paid to shareholders	-	(127,260)	(837)

Net cash provided by (used in) financing activities	133,076	(2,108,796)	(1,575,089)

Net change in cash	-	343	200

Cash
Beginning of period	-	-	-

End of period	$-	$343	$ 200

Supplemental disclosure of cash flow information
Cash paid for interest on bank credit facility	$626	$15,723	$ 5,938
Noncash financing activities consisting of reinvestment if distributions	$-	$2,373,532	$ 100,617

See Notes to Financial Statements.
19 MIDAS ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	December 31, 2015

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund, Midas Magic, and Midas Perpetual Portfolio (each individually, a “Fund”, and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The investment objective of Midas Perpetual Portfolio is to preserve and increase the purchasing power value of its shares over the long term with a policy of investing target percentage ranges of its total assets in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. The Trust retains Midas Management Corporation as its Investment Manager of each Fund.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

MIDAS ANNUAL REPORT 2015 20

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Midas Fund and Midas Magic each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and directors, or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2012 - 2014) or expected to be taken in the Funds’ 2015 tax returns.

Recent Accounting Standards Update - In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV}) per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

21 MIDAS ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

2  FEES AND TRANSACTIONS WITH RELATED PARTIES  The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the annual management fee is 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. With respect to Midas Perpetual Portfolio, the annual management fee is .50% of the first $250 million, .45% from $250 million to $500 million, and .40% over $500 million.

The Trust on behalf of each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Magic) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Magic, and Midas Perpetual Portfolio each reimbursed the Distributor $18,592, $1,779, and $927, respectively, for payments made to certain brokers for record keeping services for the year ended December 31, 2015.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2015, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Compliance	$ 40,995	$ 46,305	$ 17,060
Accounting	36,370	40,530	14,725
Total	$ 77,365	$ 86,835	$ 31,785

3  DISTRIBUTABLE EARNINGS  The tax character of distributions paid by the Funds are summarized as follows:

	MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO

Distributions paid from:	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2015	2014	2015	2014	2015	2014
Long term capital gains	$ -	$ -	$ 2,500,792	$ 1,091,216	$ 101,454	$ 98,972

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Accumulated net realized loss on investments	$(44,667,829)	$-	$(71,520)
Undistributed capital gains	-	2,664,990	-
Net unrealized appreciation (depreciation)	(23,818,445)	4,201,719	(532,792)
Post-October losses	-	(1,274)	-
Total	$(68,486,274)	$6,865,435	$(604,312)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

MIDAS ANNUAL REPORT 2015 22

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to net operating losses and foreign currency gains and losses. As of December 31, 2015, the Funds recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Decrease in accumulated undistributed net investment loss	$349,740	$253,654	$ 100,727
Increase/decrease in accumulated net realized gain (loss) on investments	434	37,786	8,777
Decrease in paid in capital	(350,174)	(291,440)	(109,504)

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for a Fund to utilize based on the results of future transactions. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

As of December 31, 2015, Midas Fund had net a capital loss carryover of $44,667,829 of which $1,035,084 of short term and $32,319,240 of long term losses may be carried forward indefinitely and $11,313,505 expires in 2017.

As of December 31, 2015, Midas Perpetual Portfolio has a short term capital loss carryover of $71,520 which may be carried forward indefinitely.

4 VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds – The fair value of bonds is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

23 MIDAS ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common stocks	$10,461,020	$66,218	$–	$10,527,238
Money market fund	408	–	–	408
Total investments, at value	$10,461,428	$66,218	$–	$10,527,646

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common stocks	$14,596,759	$–	$–	$14,596,759
Money market fund	825	–	–	825
Total investments, at value	$14,597,584	$–	$–	$14,597,584

MIDAS PERPETUAL PORTFOLIO	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Gold	$1,176,936	$–	$–	$1,176,936
Silver	325,041	–	–	325,041
Swiss franc assets	–	1,341,677	–	1,341,677
Hard asset securities	744,621	–	–	744,621
Large capitalization growth stocks	995,949	–	–	995,949
Money market fund	71	–	–	71
Total investments, at value	$3,242,618	$1,341,677	$–	$4,584,295

There were no securities that transferred from level 1 at December 31, 2014 to level 2 at December 31, 2015 for any of the Funds.

MIDAS ANNUAL REPORT 2015 24

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

5  INVESTMENT TRANSACTIONS As of December 31, 2015, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Midas Fund	$ 34,279,873	$ 124,442	$ (23,876,669)	$ (23,752,227)
Midas Magic	$ 10,395,818	$ 4,856,673	$ (654,907)	$ 4,201,766
Midas Perpetual Portfolio	$ 5,112,202	$ 73,168	$ (601,075)	$ (527,907)

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended December 31, 2015 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Purchases	$2,478,499	$5,816,272	$533,921
Proceeds	$1,305,886	$8,201,017	$2,211,594

6  ILLIQUID AND RESTRICTED SECURITIES Midas Fund owns securities categorized in level 2 which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2015 were as follows:

	Acquisition Date	Cost	Value

Ivanhoe Mines Ltd. Class A	4/30/97	$ 0	$ 60,256
Ivanhoe Mines Ltd. Class B	4/30/97	0	5,962
Total		$ 0	$ 66,218
Percent of net assets		0.0%	0.7%

7 BORROWING AND SECURITIES LENDING The Trust has entered into a Committed Facility Agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows it to adjust its credit facility up to $25,000,000 subject to BNP’s approval, and a Lending Agreement, as defined below. Under the Lending Agreement with BNP, BNP may make loans to each Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and the Lending Agreement (collectively, the “Lending Agreements”) are secured by assets of the borrowing Fund (the “pledged collateral”) that are held in a segregated account with the Fund’s custodian. Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Trust adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred.

25 MIDAS ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

The Lending Agreements provide that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP. BNP may re-register the Lent Securities in its own name or in another name other than the Fund’s and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. BNP must remit payment to a Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by a Fund to BNP (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Funds’ custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Funds’ custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Funds may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to approximately equal the Current Borrowings. The Funds can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Funds’ custodian no later than three business days after such request. If a Fund recalls a Lent Security and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Funds’ custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Funds also have the right to apply and set-off an amount equal to 100% of the then-current fair value of such Lent Securities against the Current Borrowings. The Funds earn securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities during the year ended December 31, 2015 for Midas Fund, Midas Magic, or Midas Perpetual Portfolio.

The outstanding loan balance and the value of eligible collateral investments at December 31, 2015, and the average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate under the CFA for the year ended December 31, 2015 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Outstanding balance	$387,355	$1,386,388	$ 246,113
Value of eligible collateral	$6,630,359	$8,240,835	$ 2,010,504
Average daily amount outstanding	$52,832	$1,473,093	$ 560,393
Maximum outstanding during the period	$387,355	$3,490,291	$ 1,140,069
Weighted average interest rate	1.22%	1.05%	1.04%

8 PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

MIDAS ANNUAL REPORT 2015 26

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	continued

9 FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

10 CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

11 SUBSEQUENT EVENTS At a meeting held on January 25, 2016, the Board of Trustees of the Trust approved proposals to merge Midas Magic and Midas Perpetual Portfolio into Midas Fund, pursuant to separate agreements and plans of reorganization, subject to the approval of shareholders of Midas Magic and Midas Perpetual Portfolio. Shareholders of record as of February 19, 2016 will receive a combination prospectus/proxy statement which describes the reorganization in more detail.

27 MIDAS ANNUAL REPORT 2015

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS FUND	For the Year Ended December 31,

	2015	2014	2013	2012	2011

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$0.99	$1.38	$2.59	$3.57	$5.65
Income (loss) from investment operations:
Net investment loss (1)	(0.02)	(0.02)	(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.26)	(0.37)	(1.19)	(0.94)	(1.96)
Total from investment operations	(0.28)	(0.39)	(1.21)	(0.98)	(2.02)
Less distributions:
Net investment income	-	-	-	-	(0.06)
Net asset value, end of period*	$0.71	$0.99	$1.38	$2.59	$3.57

Total Return	(28.28)%	(28.26)%	(46.72)%	(27.45)%	(35.97)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$10,058	$14,260	$20,815	$44,884	$72,973
Ratio of total expenses to average net assets	4.00%	3.04%	3.02%	2.94%	2.31%
Ratio of net expenses excluding loan interest and fees to average net assets	3.99%	2.97%	2.96%	2.85%	2.16%
Ratio of net investment loss to average net assets	(2.18)%	(1.69)%	(1.30)%	(1.49)%	(1.30)%
Portfolio turnover rate	11%	31%	17%	12%	44%

(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2015 28

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS MAGIC	For the Year Ended December 31,

	2015	2014	2013	2012	2011

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$23.05	$24.33	$18.73	$16.00	$14.73
Income (loss) from investment operations:
Net investment loss (1)	(0.40)	(0.50)	(0.46)	(0.57)	(0.48)
Net realized and unrealized gain on investments	(0.38)	0.96	7.53	3.30	1.75
Total from investment operations	(0.78)	0.46	7.07	2.73	1.27
Less distributions:
Realized gains	(4.17)	(1.74)	(1.47)	-	-
Net asset value, end of period*	$18.10	$23.05	$24.33	$18.73	$16.00

Total Return	(3.56)%	1.82%	37.79%	17.06%	8.62%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$13,142	$15,186	$16,738	$13,245	$11,768
Ratio of total expenses to average net assets	3.92%	3.59%	3.37%	4.93%	4.16%
Ratio of net expenses excluding loan interest and fees to average net assets	3.81%	3.49%	3.31%	4.76%	3.83%
Ratio of net investment loss to average net assets	(1.79)%	(2.00)%	(2.10)%	(3.18)%	(3.17)%
Portfolio turnover rate	37%	30%	13%	20%	4%

(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.
29 MIDAS ANNUAL REPORT 2015

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS PERPETUAL PORTFOLIO	For the Year Ended December 31,

	2015	2014	2013	2012	2011

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$0.99	$1.07	$1.28	$1.22	$1.30
Income (loss) from investment operations:
Net investment loss (1)	(0.02)	(0.01)	-	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.13)	(0.05)	(0.10)	0.08	0.02
Total from investment operations	(0.15)	(0.06)	(0.10)	0.06	0.01
Less distributions:
Net investment income	-	-	-	-	(0.01)
Realized gains	(0.02)	(0.02)	(0.11)	-	(0.08)
Total distributions	(0.02)	(0.02)	(0.11)	-	(0.09)
Net asset value, end of period*	$0.82	$0.99	$1.07	$1.28	$1.22

Total Return (2)	(15.23)%	(5.93)%	(8.17)%	4.92%	0.96%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$4,387	$5,969	$7,718	$14,515	$15,459
Ratio of total expenses to average net assets (3)	3.68%	2.54%	2.22%	2.98%	1.85%
Ratio of net expenses to average net assets (2) (4)	3.68%	2.54%	1.81%	2.48%	1.35%
Ratio of net expenses excluding loan interest and fees to average net assets	3.56%	2.47%	1.69%	2.48%	1.35%
Ratio of net investment loss to average net assets (2)	(1.92)%	(1.17)%	(0.38)%	(1.42)%	(0.45)%
Portfolio turnover rate	9%	22%	0%	0%	44%

(1) Average shares outstanding during the period are used to calculate per share data.

(2)  Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.41% for the year ended December 31, 2013 and by 0.50% and 0.50% for the years ended December 31, 2012 and 2011, respectively. The impact of the fee waivers and reimbursements is reflected in the total return, the ratio of net expenses to average net assets, and the ratio of net investment income (loss) to average net assets.

(3) “Total expenses” are the total expenses of the Fund before fee waivers, if any.
(4) “Net expenses” are the total expenses of the Fund after fee waivers, if any.
* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.
MIDAS ANNUAL REPORT 2015 30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Financial Statements

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF

MIDAS SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Midas Series Trust, comprising Midas Fund, Midas Magic, and Midas Perpetual Portfolio as of December 31, 2015, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of Midas Series Trust as of December 31, 2015, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 23, 2016

31 MIDAS ANNUAL REPORT 2015

TRUSTEES OF THE TRUST
	Supplemental Information	(Unaudited)

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Trust. The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll-free 1-800-400-MIDAS (6432) and at www.MidasFunds.com. Unless otherwise noted, the address of record for the trustees and officers is 11 Hanover Square, New York, New York 10005.

INDEPENDENT TRUSTEES
Name, Address, and Date of Birth	Trustee Since(1)	Principal Occupation and Business Experience for the Past Five Years	Funds in Complex Overseen(2)	Other Director- ships Held(3)

Bruce B. Huber CLU, ChFC, MSFS February 7, 1930	2012 (predecessor Fund: 1981)	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and a member of the Endowment Board of the Community YMCA of Red Bank, NJ.	5	None

James E. Hunt December 14, 1930	2012 (predecessor Fund: 1980)	Retired. He is a former Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	5	None

Peter K. Werner August 16, 1959	2012 (predecessor Fund: 2004)	Since 1996, he has taught, directed and coached many programs at The Governor’s Academy of Byfield MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	5	None
INTERESTED TRUSTEE

Thomas B. Winmill, Esq.(4) PO Box 4 Walpole, NH 03608 June 25, 1959	2012 (predecessor Fund: 1993)

He is President, Chief Executive Officer, and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation (a holding company), and Winmill & Co. Incorporated (a holding company) (“Winco”). He is a Director and Vice President of Global Self Storage, Inc. He is the Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation (a real estate company). He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the sole portfolio manager of Midas Fund and Dividend and Income Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the brother of Mark C. Winmill.

			5	Global Self Storage, Inc.

(1)  Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions.   (2)  As of January 19, 2016, the “Fund Complex” is comprised of each series of the Trust, Dividend and Income Fund and Foxby Corp., which are managed by the Investment Manager or its affiliates.   (3) Refers to directorships held by a trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act.   (4)  Thomas B. Winmill is an “interested person” of the Trust as defined by the Act because of his position with the Investment Manager.

MIDAS ANNUAL REPORT 2015 32

OFFICERS OF THE TRUST
	Supplemental Information	(Unaudited)

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

OFFICERS OF THE TRUST
Name and Date of Birth	Title and Officer Since(1)	Principal Occupation and Business Experience for the Past Five Years

Mark C. Winmill November 26, 1957	Vice President since 2012.

Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Global Self Storage, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers. He is the brother of Thomas B. Winmill.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2012. (predecessor Fund: 2005)

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a certified public accountant.

Heidi Keating March 28, 1959	Vice President since 2012. (predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President and Secretary since 2012. (predecessor Fund: 2005)

General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Senior Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He also is a member of the New York State Bar and the Investment Advisers Committee, Small Funds Committee, and the Compliance Advisory Committee of the Investment Company Institute.

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, AML Officer, Associate General Counsel, Vice President and Assistant Secretary since 2014.

Chief Compliance Officer, Anti-Money Laundering Officer, Associate General Counsel, Vice President and Assistant Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Tuxis Corporation and Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance and other general corporate matters relating to the structure, formation and operation of investment funds and investment advisers.

(1)  Officers  hold  their  positions  with  the   Trust  until  a  successor  has  been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 9, 2015.

33 MIDAS ANNUAL REPORT 2015

ADDITIONAL INFORMATION
(Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s quarterly reports on Form N-Q are also available on its website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

MIDAS ANNUAL REPORT 2015 34

ADDITIONAL INFORMATION
(Unaudited)

   INVEST WITH MIDAS Account Information

MIDAS FUNDS OFFER

•	Regular Accounts

•	IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small-business owners), Roth, and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts

•	Health Savings Accounts

•	Online and toll free telephone account access

•	Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Bank Transfer Plan and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com, click Account Access at the top menu bar and then log into THE MIDAS TOUCH® - Account Access

(2)	after logging in, at the Portfolio Summary, click on Account Detail from the left side menu and then, if applicable, select an Account Number/Fund under the drop-down list, and

(3)

click on Electronic Document Delivery. On this page you can choose to have either account and confirmation statements or regulatory items, such as annual and semi-annual reports and prospectuses, or both, sent to any e-mail address you wish. Repeat this step for each of your Midas accounts. That’s it!

Cautionary Note Regarding Forward Looking Statements - One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from a Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate or sovereign bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which a Fund invests, distribution policy risk, management risk, and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward looking statements made herein, whether as a result of new information, future events, or otherwise. There is no assurance that a Fund’s investment objectives will be attained.

35 MIDAS ANNUAL REPORT 2015

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS
Opening Your New Account

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.

1 Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.

2 Follow the instructions and complete the information to open a new account.

3 Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.
1

REGISTRATION  If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2

MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP  If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3

CHOOSE FUND(S) AND AMOUNT INVESTED  Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Automatic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.
5

SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/e-delivery.

6

COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7

MIDAS SHAREHOLDER SERVICES - MIDAS BANK TRANSFER PLAN/THE MIDAS TOUCH®  With the free Midas Bank Transfer Plan, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Bank Transfer Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch® can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers among the three Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL  Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE  Call 1-800-400-MIDAS (6432) between 8 am and 6 pm ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 AM AND 6 PM ET ON BUSINESS DAYS.

37 MIDAS ANNUAL REPORT 2015

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION(Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 am - 6 pm ET. Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:

Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

Minor’s Address (if different than custodian address)		City	State / Zip

2 MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP

Street Address (physical address)	City	State / Zip	Daytime Telephone

Mailing Address (if different from above)	City	State / Zip	Daytime Telephone

	Citizen of ☐ U.S. ☐ Other:		Citizen of ☐ U.S. ☐ Other:

E-mail Address	Owner (If other, attach IRS Form W-8.)		Joint Owner (If other, attach IRS Form W-8.)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Bank Transfer Plan (see Section 7).

MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO		TOTAL
$	+	$	+	$	=	$

By Check:	Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:

Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Please indicate the assigned Midas account number                      and the date the wire was sent                     .]

4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares. ☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com/e-delivery.

MFAR15

MIDAS ANNUAL REPORT 2015 38

6 COST BASIS  If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐Average Cost  ☐ First In, First Out  ☐Last In, First Out  ☐Low Cost, First Out   ☐High Cost, First Out  ☐Loss/Gain Utilization

☐Specific Lot Identification  We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com/tax-planning for information on cost basis.

7 MIDAS BANK TRANSFER PLAN AND THE MIDAS TOUCH® -  Check the box for the service(s) you want for your account, and below please attach a voided check.

☐  Midas Bank Transfer Plan - Starting                              (date) automatically purchase shares of                                      (Fund Name) each month by transferring $                                                   ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐   THE MIDAS TOUCH® -  All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH®, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer among the three Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to get THE MIDAS TOUCH®,

please attach a voided check.

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date This Account Application must be signed and completed by all authorized signers.

39 MIDAS ANNUAL REPORT 2015

With THE MIDAS TOUCH®, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to:

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS P.O. BOX 6110 INDIANAPOLIS, IN 46206-6110 1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. For performance data current to the most recent month-end, visit www.MidasFunds.com. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. This Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA.

11 Hanover Square

12th Floor

New York, NY 10005

Return Service Requested

Scan and Discover Opportunities with Midas
Sign up for electronic delivery at www.MidasFunds.com/edelivery

MFAR15

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be found on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling Winmill & Co. Incorporated collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2015 - $59,750
2014 - $59,000

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2015 - $4,500
2014 - $4,500

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2015 - $13,500
2014 - $13,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2015 - N/A
2014 - N/A

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $38,500 in 2015 and $38,500 in 2014.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

        There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 9, 2016	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 9, 2016	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 9, 2016	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 9, 2016	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer